UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 12, 2008

Transdel Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52998	45-0567010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 Executive Square, Suite 460 La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 457-5300

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities.

On May 12, 2008, Transdel Pharmaceuticals, Inc. (the “Company”) accepted subscriptions for units (the “Units”) in a private placement, consisting of an aggregate of 1,818,180 shares of the Company’s common stock and five-year warrants to purchase an aggregate of an additional 227,272 shares of the Company’s common stock at an initial cash exercise price of $4.40 per share and an initial cashless exercise price of $5.50 per share. The Company received gross proceeds from such private placement in the aggregate amount of $4,000,000. There were no discounts or commissions paid in connection with this private placement.

The private placement was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (“Securities Act”). The securities sold in the private placement were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

Description of Warrants

The warrants included in the Units may be exercised, at the option of the holder, by cash payment of the exercise price or by “cashless exercise.” A “cashless exercise” means that in lieu of paying the aggregate exercise price for the shares being purchased upon exercise of the warrants in cash, the holder will forfeit a number of shares underlying the warrants with a “fair market value” equal to such aggregate exercise price. The Company will not receive additional proceeds to the extent that warrants are exercised by cashless exercise.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including a recapitalization, reclassification, merger or consolidation of the Company.

The foregoing is not a complete summary of the terms of the private placement described in this Item 3.02, and reference is made to the complete text of the Form of Subscription Agreement and Form of Subscriber Warrant attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 8.01. Other Events.

On May 15, 2008, the Company issued a press release announcing the closing of a private placement of its common stock and warrants. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index were filed as exhibits to the Form 8-K.

Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant for Subscribers
99.1	Press Release dated May 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Transdel Pharmaceuticals, Inc.

Date: May 15, 2008	By: /s/ John T. Lomoro
John T. Lomoro
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant for Subscribers
99.1	Press Release dated May 15, 2008